INVESTOR PRESENTATION Second quarter 2023, ending July 1, 2023

| 2 Forward Looking Statements This presentation contains forward-looking statements, including statements regarding: opportunities for the Company’s brands in owned and JV-operated markets; focus on stabilizing Sweaty Betty in the UK and Ireland while improving profitability; focus on stabilizing Sperry; the anticipated benefits of the Profit Improvement Office; expected improvements in profitability and normalization of supply chain costs and inventory levels; ; the Company’s forecasted revenue, margin, EPS and free cash flow in 2023; 2023 year-end net debt and bank defined leverage ratio, the expected impact and timing of transitory supply chain and excess inventory expenses and profit improvement initiatives; the Company's corporate guiding principles; plans regarding its brands’ respective purposes and planned 2023 products launches; 2023 full year financial guidance and outlook for Merrell, Saucony, Sweaty Betty, Wolverine and Sperry; and the Company’s key investment and expansion priorities. In addition, words such as "estimates," "anticipates," "believes," "forecasts," "step," "plans," "predicts," "focused," "projects," "outlook," "is likely," "expects," "intends," "should," "will," "confident," variations of such words, and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions ("Risk Factors") that are difficult to predict with regard to timing, extent, likelihood, and degree of occurrence. Risk Factors include, among others: changes in general economic conditions, employment rates, business conditions, interest rates, tax policies, inflationary pressures and other factors affecting consumer spending in the markets and regions in which the Company’s products are sold; the inability for any reason to effectively compete in global footwear, apparel and consumer-direct markets; the inability to maintain positive brand images and anticipate, understand and respond to changing footwear and apparel trends and consumer preferences; the inability to effectively manage inventory levels; increases or changes in duties, tariffs, quotas or applicable assessments in countries of import and export; foreign currency exchange rate fluctuations; currency restrictions; supply chain or other capacity constraints, production disruptions, quality issues, price increases or other risks associated with foreign sourcing; the cost and availability of raw materials, inventories, services and labor for contract manufacturers; the effects of COVID-19 and other health crises on the Company’s business, operations, financial results and liquidity, including the duration and magnitude of such effects, and numerous factors that the Company cannot accurately predict, including: the duration and scope of the health crisis, the negative impact on global and regional markets, unemployment rates, consumer confidence and discretionary spending, governmental action, and the effects of the health crisis on the Company’s supply chain and customers; labor disruptions; changes in relationships with, including the loss of, significant wholesale customers; risks related to the significant investment in, and performance of, the Company’s consumer-direct operations; risks related to expansion into new markets and complementary product categories; the impact of seasonality and unpredictable weather conditions; changes in general economic conditions and/or the credit markets on the Company’s distributors, suppliers and retailers; increases in the Company’s effective tax rates; failure of licensees or distributors to meet planned annual sales goals or to make timely payments to the Company; the risks of doing business in developing countries, and politically or economically volatile areas; the ability to secure and protect owned intellectual property or use licensed intellectual property; the impact of regulation, regulatory and legal proceedings and legal compliance risks, including compliance with federal, state and local laws and regulations relating to the protection of the environment, environmental remediation and other related costs, and litigation or other legal proceedings relating to the protection of the environment or environmental effects on human health; the potential breach of the Company’s databases or other systems, or those of its vendors, which contain certain personal information, payment card data or proprietary information, due to cyberattack or other similar events; problems affecting the Company’s supply chain or distribution system, including service interruptions at shipping and receiving ports; strategic actions, including new initiatives and ventures, acquisitions and dispositions, and the Company’s success in integrating acquired businesses, and implementing new initiatives and ventures; the risk of impairment to goodwill and other intangibles; changes in future pension funding requirements and pension expenses; and additional factors discussed in the Company’s reports filed with the Securities and Exchange Commission and exhibits thereto. The foregoing Risk Factors, as well as other existing Risk Factors and new Risk Factors that emerge from time to time, may cause actual results to differ materially from those contained in any forward-looking statements. Given these or other risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Furthermore, the Company undertakes no obligation to update, amend, or clarify forward-looking statements. Non-GAAP Information This presentation includes non-GAAP financial measures which are indicated by footnote references. These non-GAAP financial measures include the guidance set forth in this presentation regarding the full year 2023 performance of the Company’s ongoing business operations. As such, this guidance and certain comparable results from 2022 exclude the performance of Keds, which was sold in February 2023, and Wolverine Leathers, which is the subject of a sale process, and reflect an adjustment for the transition of our Hush Puppies North America business to a licensing model in the second half of 2023. Pages 27-29 at the end of this presentation include reconciliations of the non-GAAP financial measures to the most comparable GAAP financial measures.

| 3 Guiding Principles Guiding Principles Pursue Simplicity Actively build simplicity into everything we do to make our business and our people more efficient, fast and responsive Only Priorities Make fewer, bigger bets against our highest priority opportunities in order to maximize our impact Fanatically Brand Forward The connection between our brands and our consumers is the most powerful asset we own. It is all of our jobs to strengthen that connection with everything we do Inclusive & Inspired by Each Other We are at our best when we reflect our consumers and all of our voices are welcomed and heard Vision We build and grow high-energy footwear, apparel and accessories brands that inspire & empower consumers to explore and enjoy their active lives Priorities Curate a winning portfolio of differentiated brands that operate at scale in the attractive active, outdoor and work markets for footwear, apparel and accessories Build powerful brands that resonate with our consumers around the globe Closely engage consumers with technology and data-enabled modern storytelling, frictionless digital experiences and ESG impact Reduce complexity and build new capabilities to support our brands as a high-value corporate center Create a company and a culture that make us an employer of choice in our industry and region

Our New CEO | 4 The Board took a decisive step and appointed Chris Hufnagel as the new President and Chief Executive Officer to execute our vision and deliver improved financial performance Chris Hufnagel President and Chief Executive Officer Chris is an experienced leader in the industry with a deep understanding of the business and the skillset necessary to take bold and fast actions and transform the business, including: Deep Business Understanding 15-year career with the company, most recently as President of Wolverine Worldwide Trusted Leadership Extensive leadership experience managing global brands at Wolverine Worldwide and in his prior roles Customer-Focused Innovation Led company’s first ever Consumer Insights Market Intelligence team to help drive customer obsession every day Brand Building Led Merrell Brand as President to back- to-back all-time record revenues in 2021 and 2022, while more than doubling eCommerce revenue

Important Steps Taken to Reposition the Business | 5 • Appointed new President and Chief Executive Officer, Chris Hufnagel • Appointed new brand presidents for our growth brand - Merrell, Saucony, and Sweaty betty • Enhancing brand focus on Active and Work Groups with the sale of Keds and the decision to pursue strategic alternatives for Sperry and Wolverine Leathers • Streamlining the organization to align with a more focused portfolio and our key growth priorities, including: • Consolidating our US offices to our global headquarters in Rockford, Michigan • Profit Improvement Office initiatives driving solid path to 12% operating margin • Prioritizing investment and resourcing for thriving growth brands • Investments to modernize our operations We are aligning our organization around the principles that we need to be both bolder and faster as seen in the initial actions we have already taken to streamline our operations and increase profits, which include:

Path to 2024 Operating Margin Improvement Based on ~$2 Billion 2023 Proforma Revenue (Excluding Sperry) | 6 12.0% +4.0% +3.3% +3.3% 2023 Adj. Operating Margin +0.5% Remove Sperry Transitory Costs 2023 Profit Improvements (Annualization Impact) 2024 New Profit Improvements -1.5% Investments in Brands & Systems -2.6% Cost Normalization + Contingency Stabilized Margin ~5% Transitory Costs Exiting the Run-Rate $ Value Transitory Supply Chain Costs $60M Abnormal End-of-Life Sales Mix $20M Total (Excludes Sperry) $80M 2023 Profit Improvements (Annualized) $ Value Incremental in 2024 Supply Chain and Logistics Savings $70M $45M Reduction in Workforce (Ann. Dec. 2022) $35M $5M Reduced Indirect Spend $30M $15M Total $135M $65M 2024 Incremental Profit Improvements $ Value Right-Size Corporate and Support Services $35M Additional Supply Chain and Logistics Savings $20M Other Gross Margin Initiatives $10M Total $65M Total 2024 Benefit from Profit Improvements $200M Key Areas for Incremental Investment: $30 Million Brand Building: $25 Million Enhanced Data and Systems: $5 Million

| 7 Brands + Product

Brand Purpose: Merrell exists to share the simple power of being outside with everyone. Our purpose is to ensure that all people can access, explore, and enjoy the outdoors. We are focused on breaking down barriers, empowering our communities, and preserving the outdoors we recreate on. Regardless of race, gender, sexual preference, size, or ability – we all belong outdoors. Key Franchises: AlpineMTL Hydro Moc Rogue Hiker Antora/Nova 3Siren 4 MTL Skyfire 2 Nova/Antora Agility Peak 5 Moab | 8 #1 Hike 1) Source: NPD data for 12 months ending June 2023 2) Owned stores and eCommerce 2023 New Product Launch Highlights: Financial Performance Full Year 2022: Revenue: $764M • +18% vs. ‘21 Q2 2023 Revenue: • $177M (-16% vs. ’22) Q3 2023 Revenue Outlook: • Mid-twenties decline Full Year 2023 Revenue Outlook: • High single-digit decline saucony

Financial Performance

Full Year 2022:

Revenue: $505M

- *+6% vs. '21*

Q2 2023 Revenue:

- *$142M (+2% vs. '22)*

Q3 2023 Revenue Outlook:

- *High-teens decline*

Full Year 2023 Revenue Outlook:

- *Low single-digit decline*

Brand Purpose:

We exist to inspire and enable people to live a better life through running culture, self-expression and their impact on the world.

Key Franchises:

- Ride, Triumph, Peregrine
- Endorphin Collection (Elite, Pro, Speed)
- Jazz & Shadows (Originals)

2023 New Product Launch Highlights:

- Endorphin Elite, Triumph RFG, Kinvara Pro, ProGrid Triumph 4, Grid Shadow 2


ENDORPHIN ELITE
TRIUMPH 21/RFG
KINVARA PRO
PROGRID TRIUMPH 4
GRID SHADOW 2

1) Owned stores and eCommerce

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Sweaty Betty

Financial Performance

Full Year 2022:

Revenue: $212M

- *-14% vs. ‘21[1]*

Q2 2023 Revenue:

- *$44M (-7% vs. ’22)*

Q3 2023 Revenue Outlook:

- *Low-twenties growth*

Full Year 2023 Revenue Outlook:

- *Low single-digit decline*

Brand Mission:

Empowering Women through Fitness and Beyond

Brand Positioning:

Sweaty Betty is a dynamic, fashion-forward performance brand offering fearlessly feminine activewear with a contemporary technical edge that makes every woman feel like a powerhouse.







Key Franchises:

- Power
- Super Soft
- Zero Gravity
- Explorer

2023 Product Highlights:

- Icon Bra (Low/Medium/High Support)
- Franchise Expansion: Power, Super Soft, Zero Gravity + Explorer
- All New Ski Collection

1) Sweaty Betty FY 2022 revenue growth rate assuming it was acquired on January 3, 2021

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WOLVERINE®

Category Share Leader [1]
#1 Work Boots

Financial Performance

Full Year 2022:

Revenue: $248M

- *+9% vs. '21*

Q2 2023 Revenue:

- *$41M (-28% vs. '22)*

Q3 2023 Revenue Outlook:

- *Mid-single-digit growth*

Full Year 2023 Revenue Outlook:

- *High single-digit decline*

Brand Purpose:

We exist to support the people who forge their own path; those who stop at nothing to build the future they want.

Key Franchises:


Floorhand
Rancher
Raider
Durashocks
Torrent

2023 New Product Launch Highlights:

- Our performance comfort and proprietary technologies (UltraSpring, DuraShocks) are a core focus in 2023: Rush UltraSpring (core work), Bolt (DuraShocks, occ/safety), and DuraShocks Torque (core work). We're expanding the Floorhand franchise in 1H and 2H with new styles, as well as introducing the new Trade Wedge franchise.
- We started 2023 with storytelling around our brand purpose and partner organizations. We've seen strong early results from our new full-funnel brand campaign, *Out Do Every Day*, that launched in 2Q23. The campaign delivers on the theme of confidence and our commitment to comfort.


Rush UltraSpring
Bolt
DuraShocks Torque
Trade Wedge
Carlsbad

1) Source: NPD data for 12 months ending June 2023
2) Owned stores and eCommerce

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#1 Boat #1 Rain BootsBrand Purpose: ALL FOR WATER & WATER FOR ALL We believe in the power of water. And we will always work to share, celebrate, and protect it. Key Franchises: • Boat, Crest Vibe sneakers, Striper II sneakers, Torrent boots, Saltwater Duck boots, Sperry Sport 2023 New Product Launch Highlights: 1) Source: NPD data for 12 months ending June 2023 2) Owned stores and eCommerce Financial Performance Full Year 2022: Revenue: $294M • -10% vs. ‘21 Q2 2023 Revenue: • $57M (-24% vs. ’22) Q3 2023 Revenue Outlook: • Low forties decline Full Year 2023 Revenue Outlook: • Mid-twenties decline

Financial Results | 13

| 14 Second Quarter 2023 Review

| 15 Second Quarter Brand Group Performance Revenue: $383.3M % Change vs. Q2 2022: -10.5%ACTIVE Revenue: $117.8M % Change vs. Q2 2022: -15.6% WORK Revenue: $74.9M % Change vs. Q2 2022: -22.8% LIFESTYLE¹ 1) Ongoing Lifestyle Group excludes Keds due to the sale of the business in February 2023. Reconciliation to GAAP revenue and percent change vs. Q2 2022 included on slides 24 through 26

| 16 Q2 2023 Results 1) Information provided is for the ongoing business which is a non-GAAP measure. Adjusted Revenue, Adjusted Gross Margin, Adjusted Operating Margin, Adjusted EPS, and constant currency change are non-GAAP measures. For more information for the ongoing business, see page 18 and pages 24 through 26 for reconciliations to the most comparable GAAP measures $578.2M -13.9% -13.8% Constant Currency2 39.2% (470 bps) 5.8% (560 bps) $0.19 (70.8%) (67.7%) Constant Currency2 Adjusted(1) Revenue Adjusted(1) Gross Margin Adjusted(1) Operating Margin Adjusted(1) EPS • Second quarter revenue for our ongoing business of $578 million was in line with our outlook. • In the second half of the quarter, we saw a decline in full-price sales to our US wholesale customers as they cautiously tightened their open to buy to manage inventory. These full-price sales were replaced with lower gross margin shipments to international distributors. • Q2 gross margin includes the negative impact of $20 million of transitory supply chain costs. • We accelerated the liquidation of end-of-life inventory at lower-than-planned prices which negatively impacted gross margin but helped to drive inventory levels down by $25 million more than planned.

Net Debt and Liquidity | 17 2023 Outlook We expect to generate operating free cash flow of $80 million to $100 million. We expect year-end net debt of approximately $850 million and bank-defined debt leverage of approximately 3x End of Second Quarter 2023 Gross Debt: $1.11B Less: Cash & Cash Equivalents $0.18B Net Debt: $0.93B *The company has an interest rate swap arrangement, with a nominal amount of $120M at the end of Q2 2023, which exchanges floating rate interest payments for fixed rate payments. At July 1, 2023, the Term Facility and the Revolving Facility had a weighted-average interest rate of 5.9% Available Liquidity: $370M Bank-Defined Leverage Ratio: 3.5x $185M - Term Facility (Variable*) $385M – Borrowings under revolving credit agreements (Variable*) $550M – Senior Notes (4% Fixed) Components of Second Quarter 2023 Gross Debt 60% of Debt is at a Fixed Interest Rate Debt Maturities $10 $10 $10 $545 $550 $0 $250 $500 $750 $1,000 2023 2024 2025 2026 2027 2028 2029 2030 M illi on s Revolver Term Facility 4% Senior Notes

| 18 2023 Full Year Financial Guidance 1) Adjusted Operating Margin and Adjusted EPS are non-GAAP measures. See Pages 24 through 26 for reconciliations to the most comparable GAAP measures 2) Constant currency is a non-GAAP measure Financial results and guidance for 2023, and comparable results from 2022 for our ongoing business exclude the impact of Keds, which was sold in February 2023, and Wolverine Leathers, which is the subject of a sale process, and reflect an adjustment for the transition of our Hush Puppies North America business to a licensing model in the second half of 2023. Tables have been provided in the back of this release showing the impact of these adjustments on operating results for 2023 and 2022 assuming these events occurred on the first day of the relevant period. For visibility regarding this impact on our 2023 operating results, we will report actual results reflecting our ongoing businesses and separately report results for Keds, which will be limited to the period through February 3, 2023 and Wolverine Leathers to the extent we own and operate the business.

| 19 2023 Full Year Financial Guidance for Ongoing Business 1) Adjusted Gross Margin, Adjusted Operating Margin and Adjusted EPS are non-GAAP measures. See Pages 24 through 26 for reconciliations to the most comparable GAAP measures. 2) For a summary of transitory costs and profit improvement benefits see summary page 21. Approximately 40.0% Approximately 5.0% Revenue Adjusted(1) Gross Margin Adjusted(1) Operating Margin Adjusted(1) EPS $2.26B - $2.28B -10.7% to -10.0% $0.45 - $0.55 ($1.37 Pro Forma EPS in 2022) • The trading environment is challenging, especially in global wholesale channels where order demand has slowed as retailers manage their businesses more cautiously. • Adjusted gross margin is expected to be approximately 40%, reflecting a lower mix of footwear DTC sales in the overall mix and lower revenue now expected in our full- price channels. We continue to evaluate pricing actions that could help drive stronger retail sell through over the coming months. • Gross margin outlook includes $70 million (300 bps) of transitory costs and approximately $20 million (100 bps) of excess inventory liquidation costs - combined these cost represent 400 basis points of gross margin pressure that will not recur next year. • We now expect the Profit Improvement Office to deliver at least $70 million in savings for 2023 and we have line of site to an incremental $130 million in savings for 2024 – now yielding a full-year run rate of $200 million and underpinning our confidence in returning to a 12% operating margin.

Supplemental Financial Tables | 20

2023 Estimated Transitory Supply Chain Expenses and Profit Improvement Initiatives | 21 The supplemental information included below about estimated transitory supply chain expenses and profit improvement initiative savings are intended to show the quarterly timing of the impact of these items. The transitory costs are more prominent in the first half of the year and the cost savings are more prominent in the back half the year. Costs from 2022 that will be expensed in 2023 Expected additional expense in 2023 Total Estimated Impact on 2023 Q1 Actual Q2 Actual Q3 Estimated Q4 Estimated Gross Profit Impact $45.0 $20.0 $65.0 $23.0 $19.0 $11.0 $12.0 Selling, general and administrative Impact $3.0 $2.0 $5.0 $2.0 $1.0 $1.0 $1.0 Operating Profit Impact $48.0 $22.0 $70.0 $25.0 $20.0 $12.0 $13.0 ESTIMATED TRANSITORY SUPPLY CHAIN AND EXCESS INVENTORY EXPENSES - 2023 IMPACT (Unaudited) (In millions) Total Savings in 2023 Q1 Q2 Q3 Q4 Gross Profit Benefit $25.0 $3.0 $7.0 $7.0 $8.0 Selling, general and administrative Benefit $45.0 $5.0 $8.0 $14.0 $18.0 Operating Profit Benefit $70.0 $8.0 $15.0 $21.0 $26.0 PROFIT IMPROVEMENT INITIATIVES 2023 SAVINGS IMPACT (Unaudited) (In millions)

Full Year 2022 and 2021 Revenue and Operating Profit by Group | 22 (In millions) REVENUE 2022 2021 Change % Change Active Group 1,570.2$ 1,319.6$ 250.6$ 19.0% Work Group 590.5 548.8 41.7 7.6% Lifestyle Group 447.5 477.0 (29.5) (6.2%) Other 76.6 69.5 7.1 10.2% Total 2,684.8$ 2,414.9$ 269.9$ 11.2% OPERATING PROFIT (LOSS) Active Group 198.4$ 229.5$ (31.1)$ (13.6%) Work Group 102.5 103.8 (1.3) (1.3%) Lifestyle Group 48.1 67.5 (19.4) (28.7%) Other 11.8 8.1 3.7 45.7% Corporate (569.2) (253.2) (316.0) (124.8%) Total (208.4)$ 155.7$ (364.1)$ (233.8%) Fiscal Year

Full Year and Quarterly 2022 and 2021 Revenue – Top Brands Including Kids | 23 (In millions) Q1 2022 Q1 2021 Q2 2022 Q2 2021 Q3 2022 Q3 2021 Q4 2022 Q4 2021 FY 2022 FY 2021 Merrell 153.3$ 154.5$ 209.7$ 184.9$ 207.3$ 155.4$ 193.9$ 152.7$ 764.2$ 647.4$ Saucony 109.4 108.0 139.4 132.3 135.3 138.6 121.3 97.2 505.3 476.2 Sperry 72.3 60.8 75.0 85.4 78.9 87.1 68.0 94.4 294.2 327.7 Wolverine 58.8 52.4 57.7 49.6 59.1 59.8 71.8 65.5 247.5 227.4 Sweaty Betty 53.6 - 47.4 - 37.8 39.1 72.8 78.3 211.5 117.4 Kids’ footwear offerings from Saucony®, Sperry®, and Merrell® are now included in the applicable brand; prior to the fourth quarter of 2022 Kids’ footwear offerings were included in the Wolverine Boston Group reportable segment * Recast information is being provided for illustrative purposes only, is unaudited, reflects only the manner in which the results are reported and does not reflect any changes in the Company’s previously reported consolidated financials for any period, and does not reflect any subsequent information or events, other than as required to reflect the change in segments.

GAAP to Non-GAAP Adjustments

RECONCILIATION OF REPORTED REVENUE
TO ADJUSTED REVENUE*
(Unaudited)
(In millions)

	GAAP Basis	Divestiture [1]	As Adjusted
Revenue - Fiscal 2023 Q2	**$589.1**	**$10.9**	**$578.2**
Revenue - Fiscal 2022 Q2	$713.6	$41.7	$671.9
Revenue Lifestyle Group - Fiscal 2023 Q2	**$74.9**	**$ —**	**$74.9**
Revenue Lifestyle Group - Fiscal 2022 Q2	$121.1	$24.0	$97.1

[1] Q2 2023 and Q2 2022 adjustments reflect the Keds business and Wolverine Leathers business results included in the consolidated condensed statement of operations.

RECONCILIATION OF REPORTED REVENUE
TO ADJUSTED REVENUE ON A CONSTANT CURRENCY BASIS*
(Unaudited)
(In millions)

REVENUE	GAAP Basis	Foreign Exchange Impact	Constant Currency Revenue	Prior Year GAAP Basis	Constant Currency Growth	Reported Growth
Fiscal 2022	$2,684.8	$70.0	$2,754.8	$2,414.9	*14.1%*	*11.2%*

RECONCILIATION OF REPORTED REVENUE TO ADJUSTED REVENUE ON A CONSTANT CURRENCY BASIS*
(Unaudited)
(In millions)

	GAAP Basis 2023-Q2	Foreign Exchange Impact	Constant Currency Basis 2023-Q2	GAAP Basis 2022-Q2	*Reported Change*	*Constant Currency Change*
REVENUE						
Active Group	**$383.3**	**$1.5**	**$384.8**	$428.3	*(10.5%)*	*(10.2%)*
Work Group	**117.8**	**-0.5**	**117.3**	139.5	*(15.6%)*	*(15.9%)*
Lifestyle Group	**74.9**	**0.1**	**75.0**	121.1	*(38.2%)*	*(38.1%)*
Other	**13.1**	**—**	**13.1**	24.7	*(47.0%)*	*(47.0%)*
Total	**$589.1**	**$1.1**	**$590.2**	$713.6	*(17.4%)*	*(17.3%)*

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GAAP to Non-GAAP Adjustments

RECONCILIATION OF REPORTED GROSS MARGIN TO ADJUSTED GROSS MARGIN *
(Unaudited)
(In millions)

	GAAP Basis	Adjustments (1)	Divestiture (2)	As Adjusted
Gross Profit - Fiscal 2023 Q2	**$227.8**	$—	**$1.4**	**$226.4**
Gross margin	***38.7%***			***39.2%***
Gross Profit - Fiscal 2022 Q2	$307.1	$0.1	$12.3	$294.8
Gross margin	*43.0%*			*43.9%*

(1) Q2 2022 adjustment reflects $0.1 million of costs associated with Sweaty Betty® integration.

(2) Q2 2023 and Q2 2022 adjustments reflect the Keds business and Wolverine Leathers business results included in the consolidated condensed statement of operations.

RECONCILIATION OF REPORTED OPERATING MARGIN TO ADJUSTED OPERATING MARGIN
(Unaudited)
(In millions)

	GAAP Basis	Adjustments (1)	Divestiture (2)	As Adjusted
Operating Profit - Fiscal 2023 Q2	**$46.1**	**($11.7)**	**($0.8)**	**$33.6**
Operating margin	***7.8%***			***5.8%***
Operating Profit - Fiscal 2022 Q2	$167.9	($89.2)	($2.2)	$76.5
Operating margin	*23.5%*			*11.4%*

(1) Q2 2023 adjustments reflect $29.4 million of environmental and other related costs net of recoveries, partially offset by $15.6 million impairment of long-lived assets and $2.1 million of reorganization costs. Q2 2022 adjustments reflect $90.0 million gain on the sale of the Champion trademarks, partially offset by $0.8 million of costs associated with Sweaty Betty® integration.

(2) Q2 2023 and Q2 2022 adjustment reflect the Keds business and Wolverine Leathers business results included in the consolidated condensed statement of operations.

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GAAP to Non-GAAP Adjustments

RECONCILIATION OF REPORTED DILUTED EPS
TO ADJUSTED DILUTED EPS*
(Unaudited)
(In millions)

	GAAP Basis	Adjustments[1]	As Adjusted	Foreign Exchange Impact	As Adjusted EPS on a Constant Currency Basis
EPS - Fiscal 2022	$ (2.37)	$ 3.78	$ 1.41	$ 0.19	$ 1.60

2022 adjustment reflects non-cash impairment of the Sperry® trade name and the Sweaty Betty® trade name and goodwill, reorganization costs, environmental and other related costs net of recoveries, costs associated with Sweaty Betty® integration and receivables securitization transaction costs, partially offset by gain on the sale of the Champion trademark. 2021 adjustments reflect debt extinguishment costs, costs associated with the acquisition of Sweaty Betty®, environmental and other related costs net of recoveries and non-cash impairment related to one of the Company's joint ventures.

RECONCILIATION OF REPORTED DILUTED EPS TO ADJUSTED DILUTED EPS ON A CONSTANT CURRENCY BASIS*
(Unaudited)

	GAAP Basis	Adjustments (1)	Divestiture (2)	As Adjusted	Foreign Exchange Impact	As Adjusted EPS On a Constant Currency Basis
EPS - Fiscal 2023 Q2	$0.30	($0.10)	($0.01)	$0.19	$0.02	$0.21
EPS - Fiscal 2022 Q2	$1.53	($0.87)	($0.01)	$0.65		

(1) Q2 2023 adjustment reflects environmental and other related costs net of recoveries, partially offset by impairment of long-lived assets, reorganization costs and debt modification costs. Q2 2022 adjustment reflect income from the sale of the Champion trademarks and costs associated with Sweaty Betty® integration.

(2) Q2 2023 and Q1 2022 adjustment reflect the Keds business and Wolverine Leathers business results included in the consolidated condensed statement of operations.

2023 GUIDANCE RECONCILIATION TABLES
RECONCILIATION OF REPORTED GUIDANCE TO ADJUSTED TO GUIDANCE, REPORTED DILUTED EPS GUIDANCE TO ADJUSTED DILUTED EPS GUIDANCE AND SUPPLEMENTAL INFORMATION*
(Unaudited)
(In millions, except earnings per share)

	GAAP Basis	Divestiture Adjustments (1)	Other Adjustments (2)	As Adjusted
Revenue - Fiscal 2023 Full Year	$2,307 - $2,327	($47.0)		$2,260 - $2,280
Gross Margin - Fiscal 2023 Full Year	39.4%	0.6%		40.0%
Operating Margin - Fiscal 2023 Full Year	4.8%	—%	0.2%	5.0%
Dilutive EPS - Fiscal 2023 Full Year	$0.43 - $0.53	($0.01)	$0.03	$0.45 - $0.55
Fiscal 2023 Full Year Supplemental information:				
Net Earnings	$35 -$43	($1.0)	$3.0	$37 - $45
Net Earnings used to calculate diluted earnings per share	$34 - $42	($1.0)	$3.0	$36 - $44
Shares used to calculate diluted earnings per share	79.4			79.4

(1) 2023 adjustments reflect financial results for the Keds® business and Wolverine Leathers.

(2) 2023 adjustments reflect impairment of long-lived assets, debt modification costs, reorganization costs, partially offset by gain from the sale of the Keds® business and estimated environmental and other related costs net of recoveries and reorganization costs.

*To supplement the consolidated condensed financial statements presented in accordance with Generally Accepted Accounting Principles ("GAAP"), the Company describes what certain financial measures would have been if environmental and other related costs net of recoveries, impairment of long-lived assets, reorganization costs, debt modification costs, gain on the sale of Champion trademarks, costs associated with Sweaty Betty® integration and financial results from the Keds business and Wolverine Leathers business were excluded. The Company believes these non-GAAP measures provide useful information to both management and investors by increasing comparability to the prior period by adjusting for certain items that may not be indicative of the Company's core ongoing operating business results and to better identify trends in the Company's ongoing business. The adjusted financial results are used by management to, and allow investors to, evaluate the operating performance of the Company on a comparable basis.

The constant currency presentation, which is a non-GAAP measure, excludes the impact of fluctuations in foreign currency exchange rates. The Company believes providing constant currency information provides valuable supplemental information regarding results of operations, consistent with how the Company evaluates performance. The Company calculates constant currency by converting the current-period local currency financial results using the prior period exchange rates and comparing these adjusted amounts to the Company's current period reported results.

Management does not, nor should investors, consider such non-GAAP financial measures in isolation from, or as a substitution for, financial information prepared in accordance with GAAP. A reconciliation of all non-GAAP measures included in this press release, to the most directly comparable GAAP measures are found in the financial tables above.

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| 27 Contact Us INVESTOR.RELATIONS@WWWINC.COM Mike Stornant Chief Financial Officer, EVP Alex Wiseman VP Finance, FP&A

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